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                                     EXHIBIT 23.2


                            CONSENT OF ARTHUR ANDERSEN LLP

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                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our reports dated June 29, 1995, included (or incorporated by reference) in Federal Express Corporation's Form 10-K for the year ended May 31, 1995, and to all references to our firm included in this registration statement.



                                       /s/  ARTHUR ANDERSEN LLP
                                       -----------------------------
                                            Arthur Andersen LLP



Memphis, Tennessee
May 3, 1996